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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 4, 2003

GenCorp Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-01520	34-0244000

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.)

Highway 50 and Aerojet Road, Rancho Cordova, California	95670

(Address of Principal Executive Offices)	(Zip Code)

P.O. Box 537012, Sacramento, California	95853-7012

(Mailing Address)	(Zip Code)

Registrant’s telephone number, including area code (916) 355-4000

Table of Contents

Item 7. Exhibits

          99.1       GenCorp Inc.’s press release dated September 4, 2003

Item 9. Regulation FD Disclosure

See “Item 12. Results of Operations and Financial Condition” below.

Item 12. Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant’s press release issued on September 4, 2003 in which GenCorp Inc. revised previously issued earnings guidance for the third quarter and fiscal 2003, and announced several personnel actions have or will be taken at the GDX executive level.

As discussed in Exhibit 99.1, the press release contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in GenCorp’s other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including Exhibit 99.1) is being furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition.” Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 9 and 12 (including Exhibit 99.1) do not mean that such information is material or that disclosure of such information is required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENCORP INC.

By:	/s/ Gregory Kellam Scott

Name: Title:	Gregory Kellam Scott Senior Vice President, Law; General Counsel and Secretary

Dated: September 8, 2003